BUSINESS COMBINATIONS	12 Months Ended
Mar. 31, 2020
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS
Year ended March 31, 2020
Pelesys Learning Systems Inc.
On April 26, 2019, the Company acquired the remaining 55% equity interest in Pelesys Learning Systems Inc. (Pelesys) for cash consideration (net of cash acquired) of $4.0 million and a long-term payable of $5.7 million.

Pelesys is a global leader in the provision of aviation training solutions and courseware. The acquisition strengthens the Company’s courseware offering and consolidate its cadet-to-captain training delivery across its global network. Prior to this transaction, the Company's 45% ownership interest in Pelesys was accounted for using the equity method.

Luftfartsskolen AS
On June 26, 2019, the Company acquired the shares of Luftfartsskolen AS, an ab-initio flight school located in Oslo, Norway, for cash consideration (net of cash acquired) of $3.5 million. This acquisition strengthens the Company’s leadership and global reach in civil aviation training by growing its flight academy network.

The purchase prices of Pelesys and Luftfartsskolen AS are mainly allocated to goodwill and intangible assets. The net assets, including intangibles, arising from these acquisitions are included in Civil Aviation Training Solutions segment.

Other
On November 12, 2019, the Company invested in a healthcare software company that enables increased efficiency of learning. The investment is in the form of a controlling 50% equity interest, for cash consideration of $0.9 million.

During the year ended March 31, 2020, the Company completed its final assessment of the fair value of assets acquired and liabilities assumed of all acquisitions realized in fiscal 2020 and those of Avianca’s Training Business, Logitude, the Indian Training Centres and Bombardier’s Business Aircraft Training Business which were acquired during the year ended March 31, 2019. Adjustments to the determination of net identifiable assets acquired and liabilities assumed for acquisitions realized in the year ended March 31, 2019 resulted in an increase of intangible assets of $6.2 million, a decrease of deferred tax assets of $4.7 million and a decrease of other net assets of $1.5 million.

During the year ended March 31, 2020, an additional net cash consideration of $1.7 million was paid for acquisitions realized during the year ended March 31, 2019.

Year ended March 31, 2019
Alpha-Omega Change Engineering
On July 31, 2018, the Company acquired the shares of Alpha-Omega Change Engineering Inc. (AOCE) for cash consideration of $34.4 million, subject to purchase price adjustments related to working capital. AOCE is a provider of aircrew training services, operational test and evaluation, and engineering support services to the U.S. Department of Defense and U.S. intelligence service.

Avianca's Training Business
On January 30, 2019, as part of an exclusive 15-year training outsourcing agreement, the Company acquired the remaining 50% equity interest in Avianca-CAE Flight Training (ACFT), a recently formed training joint venture, and training assets located in Colombia and El Salvador from Avianca Holdings, for cash consideration of $50.1 million.
Prior to this transaction, the Company's 50% ownership interest in ACFT was accounted for using the equity method.
Logitude
On March 7, 2019, the Company acquired the shares of Logitude Oy for total consideration of $8.7 million. Logitude designs and develops software solutions related to flight and cabin crew training management and training records management, including evidence-based training.

Bombardier's Business Aircraft Training Business
On March 13, 2019, the Company acquired Bombardier’s Business Aircraft Training (BAT) Business for cash consideration of $709.9 million, subject to purchase price adjustments primarily related to working capital.

The acquisition provides the Company with a specialized workforce, a portfolio of customers, and business jet full-flight simulators and training devices to add to its training network.

Indian Training Centres
On March 27, 2019, the Company acquired the remaining 50% equity interest in the CAE Flight Training (India) Private Limited (CFTPL) joint venture and an additional 25% equity interest in the CAE Simulation Training Private Limited (CSTPL) Indian joint venture for cash consideration of $31.5 million.

As a result, the Company acquired control over CFTPL's assets for the training centres located in India, including a portfolio of customers, and now owns a 50% equity interest in CSTPL, a joint venture training centre between CAE and InterGlobe Enterprises located in India.

Prior to this acquisition, the Company's 50% ownership interest in CFTPL was accounted for using the equity method. The gain resulting from the remeasurement to fair value of the previously held interest in CFTPL is included in Other gains - Net in the consolidated income statement.

The determination of the fair value of the net assets acquired and liabilities assumed arising from the acquisitions are as follows:

Bombardier's BAT
	Business	Other	Total
Current assets, excluding cash on hand	$—	$45.4	$45.4
Current liabilities	(6.1)	(39.8)	(45.9)
Property, plant and equipment	134.6	40.6	175.2
Investment in equity accounted investee	—	21.7	21.7
Intangible assets	695.8	115.7	811.5
Deferred tax	13.1	14.1	27.2
Other non-current assets	9.3	—	9.3
Long-term debt, including current portion	(137.6)	(15.2)	(152.8)
Other non-current liabilities	(2.7)	(49.0)	(51.7)
Fair value of net assets acquired, excluding cash acquired	$706.4	$133.5	$839.9
Cash acquired	—	4.6	4.6
Total purchase consideration	$706.4	$138.1	$844.5
Net short-term receivable (payable)	2.9	(4.1)	(1.2)
Settlement of pre-existing relationship	0.6	0.5	1.1
Fair value of previously held interest in equity accounted investees	—	(12.0)	(12.0)
Total cash consideration	$709.9	$122.5	$832.4

The fair value of the acquired identifiable intangible assets amount to $811.5 million and consists of goodwill of $443.0 million ($334.5 million is deductible for tax purposes), licenses of $169.5 million, customer relationships of $191.4 million and other intangible assets of $7.6 million.

The fair value and the gross contractual amount of the acquired accounts receivable were $23.6 million.

During the year ended March 31, 2019, total acquisition costs incurred relating to these acquisitions were included in Other gains - Net in the consolidated income statement.

The net assets acquired, including intangibles, of AOCE are included in the Defence and Security segment. The goodwill arising from the acquisition is attributable to the enhancement of the Company’s core capabilities as a training systems integrator, strengthening of its position on enduring platforms such as fighter aircraft and expanded ability to pursue higher-level security programs in the United States.

The net assets acquired, including intangibles, of Avianca's Training Business, Logitude, Bombardier’s BAT Business and the Indian Training Business are included in the Civil Aviation Training Solutions segment. The goodwill arising from these acquisitions is mainly attributable to the expansion of CAE’s customer installed base of business jet and commercial flight simulators, market capacity consolidation and expected synergies from combining operations.

During the year ended March 31, 2019, the Company finalized the purchase price allocation of AOCE and the acquisitions realized in the year ended March 31, 2018. As at March 31, 2019, the purchase price allocation for Avianca's Training Business, Logitude, Bombardier's Business Aircraft Training Business and the Indian Training Centres were preliminary at that time.